PAINEWEBBER TAX-MANAGED EQUITY FUND                              ANNUAL REPORT

PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------
Comparison of the change of a $10,000 investment in PaineWebber Tax-Managed Equity Fund (Classes A, B, C and Y) and the S&P 500 Index from December 14, 1998 through August 31, 2000.

[GRAPH]

              PaineWebber Tax-Managed  PaineWebber Tax-Managed   PaineWebber Tax-Managed   PaineWebber Tax-Managed
                Equity Fund (Class A)    Equity Fund (Class B)     Equity Fund (Class C)      Equity Fund (Class Y)   S&P 500 Index
              -----------------------  -----------------------   -----------------------   ------------------------   -------------

12/14/1998                    $10,000                  $10,000                   $10,000                    $10,000         $10,000
12/31/1998                     $9,954                  $10,424                   $10,424                    $10,424         $10,576
 1/31/1999                     $9,824                  $10,280                   $10,280                    $10,288         $11,018
 2/28/1999                     $9,641                  $10,080                   $10,080                    $10,088         $10,675
 3/31/1999                     $9,840                  $10,280                   $10,280                    $10,272         $11,102
 4/30/1999                    $10,520                  $10,984                   $10,984                    $11,000         $11,532
 5/31/1999                    $10,764                  $11,232                   $11,240                    $11,232         $11,260
 6/30/1999                    $11,047                  $11,520                   $11,528                    $11,520         $11,885
 7/31/1999                    $10,840                  $11,296                   $11,296                    $11,304         $11,514
 8/31/1999                    $10,649                  $11,088                   $11,088                    $11,104         $11,456
 9/30/1999                    $10,153                  $10,576                   $10,576                    $10,600         $11,143
10/31/1999                    $10,359                  $10,784                   $10,784                    $10,816         $11,848
11/30/1999                    $10,367                  $10,776                   $10,776                    $10,824         $12,088
12/31/1999                    $10,997                  $11,427                   $11,427                    $11,483         $12,799
 1/31/2000                    $10,284                  $10,675                   $10,675                    $10,743         $12,157
 2/29/2000                    $10,115                  $10,499                   $10,499                    $10,566         $11,927
 3/31/2000                    $11,273                  $11,691                   $11,691                    $11,781         $13,093
 4/30/2000                    $10,959                  $11,355                   $11,355                    $11,451         $12,699
 5/31/2000                    $10,844                  $11,235                   $11,235                    $11,338         $12,439
 6/30/2000                    $10,414                  $10,779                   $10,779                    $10,888         $12,745
 7/31/2000                    $10,445                  $10,803                   $10,811                    $10,920         $12,546
 8/31/2000                    $11,350                  $11,339                   $11,739                    $11,869         $13,325

Past performance is no guarantee of future performance.


The graph depicts the performance of PaineWebber Tax-Managed Equity Fund (Classes A, B, C and Y) versus the S&P 500 Index. It is important to note PaineWebber Tax-Managed Equity Fund is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 8/31/00
---------------------------------------------------

                                               6 Months          1 Year         Inception(o)
                           CLASS A*             12.21%            6.58%           10.58%
                           CLASS B**            11.81             5.87             9.78
      Before Deducting
  Maximum Sales Charge
                           CLASS C+             11.81             5.87             9.78
                           CLASS Y++            12.34             6.89            10.49
                           CLASS A*              7.17             1.76             7.65
       After Deducting
  Maximum Sales Charge     CLASS B**             6.81             0.87             7.59
                           CLASS C+             10.81             4.87             9.78
         S&P 500 Index                          11.72            16.31            14.84

Lipper Multi-Cap Value
          Funds Median                          16.15             7.69             9.39

(o) Inception: since commencement of issuance on December 14, 1998, for Classes A, B, C and Y shares. Inception returns for Index and Lipper Median also as of December 14, 1998.
* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

ANNUAL REPORT

PAINEWEBBER TAX-MANAGED
EQUITY FUND

INVESTMENT GOAL:
Maximize aftertax total return

COMMENCEMENT:
December 14, 1998

DIVIDEND PAYMENTS:
Annually, if any


Dear Shareholder,                                               October 16, 2000

We are pleased to present you with the annual report for PaineWebber Tax-Managed Equity Fund (the "Fund") for the fiscal year ended August 31, 2000.


MARKET REVIEW
--------------------------------------------------------------------------------
[GRAPHIC] The 12-month period ended August 31, 2000 was marked by turbulence in the equity markets. At the beginning of the period, demand for technology stocks dominated the market. The performance of "new economy" stocks, that is, those in the technology area, far outpaced that of "old economy" stocks, those in more traditional industries.

   Around mid-March, market sentiment changed, as investors began to question the sustainability of the high valuations of technology stocks. Investors also grew increasingly concerned that higher interest rates and a slowdown in the pace of economic growth would have a negative effect on corporate profits and, ultimately, on stock prices. This uncertainty led to a broad-based stock market decline.

   As the fiscal year progressed, market volatility was the order of the day. A rotation out of technology stocks and into more traditional companies would push the Dow Jones Industrial Average and the S&P 500 Index higher for a short time; but then investors would reverse course and technology stocks, as measured by the NASDAQ Composite Index, would advance and other sectors of the market would decline. Despite the turbulence, stocks made relatively strong gains during the final weeks of the fiscal year, and most major stock indexes ended the period with gains. The S&P 500 Index rose 16.31% and the NASDAQ Composite Index gained 53.55% for the year ended August 31, 2000.

PORTFOLIO HIGHLIGHTS
   Early in the fiscal year, investors preferred high-flying growth stocks to the value-oriented stocks we emphasize in the portfolio. As the year progressed, however, there was renewed interest in value stocks but not a clear trend in which the performance of value stocks significantly overtook that of growth stocks. Concerns about rising interest rates, slower economic growth and higher oil prices left the market without a clear direction; and investors rotated in and out of value stocks throughout the period.

   During the twelve months, we increased the Fund's positions in the technology sector from 14.6% to 16.9% and in the financial sector from 11.9% to 19.9%.* Because rising interest rates can have a negative effect on financial stocks, investors tended to shy away from them. As a result, we purchased financial shares at what we believe were attractive prices. Recent economic data indicate that the Federal Reserve Board (the "Fed") may have achieved its goal of slowing the pace of economic growth and containing inflation. If this is the case, the Fed may have finished or may be close to finished raising interest rates. The prospect of a more favorable interest-rate environment helped boost the prices of the financial stocks in the portfolio, and financial stocks were strong contributors to performance. At 4.7% of net assets, Citigroup was the portfolio's largest holding on August 31, 2000. Lehman Brothers (3.6%), Chase Manhattan (2.8%) and Merrill Lynch (2.6%) were among the Fund's top 10 holdings.

* Weightings represent percentages of net assets as of August 31, 2000. The Fund's portfolio is actively managed and its composition will vary over time.

PAINEWEBBER TAX-MANAGED EQUITY FUND                                ANNUAL REPORT

   Over the past several months, we slightly increased investments in the energy sector--particularly in major oil and oil service companies. Energy stocks accounted for 15.7% of assets on August 31, 2000. Increased worldwide demand and rising oil prices enhanced the value of the energy stocks in the portfolio.

   We also added pharmaceutical companies, which had underperformed the market for a relatively long period and were inexpensive. Pharmaceutical companies tend to perform well during periods of slower economic growth.

   Consumer cyclical stocks now represent 13.3% of the Fund's portfolio. In the consumer cyclical area, we favored retailers such as The Limited (1.7%) and Circuit City (1.3%). Retail companies were hurt somewhat by rising interest rates, but should interest rates stabilize, we believe retailers could benefit from strong consumer spending. Furthermore, we believe that a more positive interest-rate environment will benefit capital goods companies, which now account for 12.7% of the Fund.

   While we expect some sectors and individual companies to thrive going forward, relatively weak earnings forecasts may increase market volatility in the short term. However, we believe that the companies we hold in the portfolio have the potential to generate strong returns over the long term.

PROPOSED MERGER AND NEW FUND MANAGEMENT
--------------------------------------------------------------------------------

   On October 6, 2000, the board of trustees unanimously approved the merger of the PaineWebber Tax-Managed Equity Fund into the PACE Large Company Value Equity Investments. The proposed merger will be submitted to shareholders at meetings expected to be held in February 2001. If approved by the PaineWebber fund's shareholders, the merger is expected to become effective no later than early March 2001.

   On October 6, 2000, the board of trustees for the PaineWebber fund terminated the existing Investment Advisory and Administration Contract with Mitchell Hutchins relating to the PaineWebber fund and approved new interim investment management arrangements that became effective on October 10, 2000, including new interim sub-advisory contracts with Institutional Capital Corporation and Westwood Management Corporation who took over day-to-day portfolio management of the fund effective October 10, 2000.

   More information about the proposed merger for the PaineWebber fund and the new investment management arrangements and the related investment strategy changes is set out in the October 10, 2000 supplement to the prospectus dated December 6, 1999 and additional information will be provided to shareholders in proxy solicitation materials that are expected to be mailed in December 2000.

ANNUAL REPORT

PORTFOLIO STATISTICS

CHARACTERISTICS*                         8/31/00                 2/29/00
-----------------------------------------------------------------------------------------

Net Assets ($mm)                          $49.5                  $52.2
Average Market Cap ($bln)                 $74.1                  $51.9
Price/Earnings Ratio (1)                   18.0x                  19.5x
Dividend Yield                             1.20%                   1.19%
Number of Securities                         61                      74
Stocks                                     93.7%                   92.2%
Cash & Equivalents                          6.3%                    7.8%
-----------------------------------------------------------------------------------------

TOP FIVE SECTORS*                   8/31/00                                     2/29/00
-----------------------------------------------------------------------------------------
Financial Services                   19.9%    Financial Services                 17.8%
Technology                           16.9     Technology                         17.4
Energy                               15.7     Consumer Cyclicals                 17.3
Consumer Cyclicals                   13.3     Energy                             12.3
Capital Goods                        12.7     Capital Goods                      12.0
-----------------------------------------------------------------------------------------
Total                                78.5     Total                              76.8

TOP TEN HOLDINGS*                   8/31/00                                     2/29/00
-----------------------------------------------------------------------------------------
Citigroup                             4.7%    BJ Services                         3.1%
Corning                               4.0     Citigroup                           2.9
Lehman Bros Holdings                  3.6     Motorola                            2.9
Cooper Cameron                        2.9     Chase Manhattan                     2.6
Chase Manhattan                       2.8     Mettler Toledo International        2.6
Exxon Mobil                           2.8     Exxon Mobil                         2.5
BJ Services                           2.7     Microsoft                           2.4
Merrill Lynch                         2.6     Koninklijke Philips Electronics     2.2
United Technologies                   2.6     Corning                             2.2
Koninklijke Philips Electronics       2.3     WorldCom                            2.2
-----------------------------------------------------------------------------------------
Total                                31.0     Total                              25.6*

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.
(1)  Based on projected forward fiscal year earnings.

PAINEWEBBER TAX-MANAGED EQUITY FUND                                ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------
   There is some preliminary evidence that the Federal Reserve Board's efforts of slowing the pace of economic growth and containing inflation may be working. This good news, however, has been tempered by concerns about rising energy prices, declining corporate profits and a weaker euro (Europe's single currency) in relation to the U.S. dollar.

   As we move toward the end of 2000 and into 2001, the news for the equity markets may improve. The Fed left rates unchanged at its October meeting. Oil prices have declined, and although oil prices have been sustained at far higher levels than many expected just six months ago, we may have seen the highs. The euro's weakness persists, but support may have been established with recent coordinated central bank intervention. Clearly, there is much to preoccupy the markets, but the weight of the evidence suggests to us a cautiously optimistic posture. The underpinnings of the economy remain solid, productivity continues to be strong and inflation remains in check. Such positive economic factors are generally good for the financial markets.

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber Tax-Managed Equity Fund or another fund in the PaineWebber Family of Funds,(2) please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander           /s/ Brian M. Storms
MARGO ALEXANDER               BRIAN M. STORMS
Chairman                      Chief Executive Officer
Mitchell Hutchins             and President
Asset Management Inc.         Mitchell Hutchins
                              Asset Management Inc.

   This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended August 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER TAX-MANAGED EQUITY FUND

PERFORMANCE RESULTS(UNAUDITED)

                                            NET ASSET VALUE                                 TOTAL RETURN(1)
                                  ----------------------------------------       ------------------------------------------
                                                                                    12 MONTHS            6 MONTHS
                                  08/31/00       02/29/00         08/31/99        ENDED 08/31/00       ENDED 08/31/00
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                    $14.80          $13.19           $13.94             6.58%                 12.21%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                     14.67           13.12            13.86              5.87                 11.81
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                     14.67           13.12            13.86              5.87                 11.81
---------------------------------------------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS A SHARES

                                    NET ASSET VALUE
                              ---------------------------
                                                                  CAPITAL GAINS
PERIOD COVERED                  BEGINNING        ENDING             DISTRIBUTED     DIVIDENDS PAID        TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/14/98-12/31/98                 $12.50          $13.03              --                 --                    4.24%
---------------------------------------------------------------------------------------------------------------------------
1999                               13.03           14.34             $0.0034            $0.0495                10.48
---------------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  14.34           14.80              --                 --                     3.21
---------------------------------------------------------------------------------------------------------------------------
                                                           Totals:   $0.0034            $0.0495
---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 08/31/00: 18.86%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                    NET ASSET VALUE
                                ---------------------------
                                                                  CAPITAL GAINS
PERIOD COVERED                  BEGINNING        ENDING             DISTRIBUTED     DIVIDENDS PAID        TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/14/98-12/31/98                 $12.50          $13.03               --                  --                    4.24%
---------------------------------------------------------------------------------------------------------------------------
1999                               13.03           14.28            $0.0034                --                     9.62
---------------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  14.28           14.67               --                  --                     2.73
---------------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.0034              $0.000
---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 08/31/00:   17.39%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS C SHARES

                                    NET ASSET VALUE
                                ---------------------------
                                                                  CAPITAL GAINS
PERIOD COVERED                  BEGINNING        ENDING             DISTRIBUTED     DIVIDENDS PAID        TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
12/14/98-12/31/98                 $12.50          $13.03               --                  --                    4.24%
---------------------------------------------------------------------------------------------------------------------------
1999                               13.03           14.28            $0.0034                --                    9.62
---------------------------------------------------------------------------------------------------------------------------
01/01/00-08/31/00                  14.28           14.67               --                  --                    2.73
---------------------------------------------------------------------------------------------------------------------------
                                                          Totals:   $0.0034              $0.000
---------------------------------------------------------------------------------------------------------------------------
                                                                      CUMULATIVE TOTAL RETURN AS OF 08/31/00:  17.39%
---------------------------------------------------------------------------------------------------------------------------

PAINEWEBBER TAX-MANAGED EQUITY FUND

PERFORMANCE RESULTS(UNAUDITED)(CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN(1)

                                                  % RETURN WITHOUT DEDUCTING           % RETURN AFTER DEDUCTING
                                                     MAXIMUM SALES CHARGE                 MAXIMUM SALES CHARGE
                                                ------------------------------      ------------------------------
                                                           CLASS                              CLASS
                                                ------------------------------      ------------------------------
                                                 A*         B**         C***        A*         B**        C***
------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 09/30/00                     6.50%       5.62%       5.62%      1.68%       0.62%       4.62%
------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 09/30/00+     7.15        6.34        6.34       4.44        4.21        6.34
------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distibution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 1% and is reduced to 0% after 1 year. Class C shares bear onging 12b-1 distribution and service fees.

+    Commencement of issuance date is December 14, 1998 for all classes.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the year ended August 31, 2000 and since inception, December 14, 1998 through August 31, 2000, Class Y shares had a total return of 6.89% and 18.69%, respectively. For the twelve months ended September 30, 2000 and since inception, December 14, 1998 through September 30, 2000, Class Y shares had a total return of 6.50% and 13.23% respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER TAX-MANAGED EQUITY FUND


PORTFOLIO OF INVESTMENTS                                      AUGUST 31, 2000

  NUMBER OF
   SHARES                                                        VALUE
  ----------                                                  ----------
COMMON STOCKS--93.68%
AIRLINES--1.35%
      25,000   America West Holding Corp.*(1) ............    $  365,625
       9,300   AMR Corp.* ................................       305,156
                                                              ----------
                                                                 670,781
                                                              ----------

APPAREL & RETAIL--1.67%
      41,400   The Limited, Inc. .........................       828,000
                                                              ----------

BANKS--8.70%
      25,200   Chase Manhattan Corp. .....................     1,408,050
      39,600   Citigroup, Inc. ...........................     2,311,650
      13,800   FleetBoston Financial Corp. ...............       589,087
                                                              ----------
                                                               4,308,787
                                                              ----------

COMPUTER HARDWARE--0.55%
       4,000   Cisco Systems, Inc.* ......................       274,500
                                                              ----------

COMPUTER SOFTWARE--4.16%
       8,100   IBM Corp. .................................     1,069,200
      14,200   Microsoft Corp.* ..........................       991,337
                                                              ----------
                                                               2,060,537
                                                              ----------

DEFENSE & AEROSPACE--3.37%
      14,100   Boeing Co. ................................       756,113
      20,000   TRW Inc. ..................................       913,750
                                                              ----------
                                                               1,669,863
                                                              ----------

DIVERSIFIED RETAIL--0.56%
      10,000   Federated Department Stores, Inc.* ........       276,250
                                                              ----------

DRUGS & MEDICINE--2.13%
      13,500   American Home Products Corp. ..............       731,531
       8,100   Schering-Plough Corp. .....................       325,013
                                                              ----------
                                                               1,056,544
                                                              ----------

ELECTRIC UTILITIES--2.59%
      12,600   Constellation Energy Group, Inc. ..........       481,950
       8,800   PECO Energy Co. ...........................       424,050
       9,100   Pinnacle West Capital Corp. ...............       374,806
                                                              ----------
                                                               1,280,806
                                                              ----------

ELECTRICAL EQUIPMENT--6.97%
       6,000   Corning, Inc. .............................     1,967,625
      10,000   Johnson Controls, Inc. ....................       534,375
      26,400   Motorola, Inc. ............................       952,050
                                                              ----------
                                                               3,454,050
                                                              ----------

ELECTRICAL POWER--4.47%
      10,000   Emerson Electric Co. ......................       661,875
      23,280   Koninklijke Philips Electronics N.V.* .....     1,147,995
      10,000   Rockwell International Corp. ..............       404,375
                                                              ----------
                                                               2,214,245
                                                              ----------

  NUMBER OF
   SHARES                                                        VALUE
  ----------                                                  ----------
ENERGY RESERVES & PRODUCTION--7.70%
       2,300   Chevron Corp. .............................    $  194,350
      17,161   Exxon Mobil Corp. .........................     1,400,767
       8,400   Phillips Petroleum Co. ....................       519,750
      12,700   Royal Dutch Petroleum Co., ADR ............       777,081
      30,200   Tosco Corp.................................       921,100
                                                              ----------
                                                               3,813,048
                                                              ----------

ENTERTAINMENT--2.17%
      15,995   Viacom, Inc., Class B* ....................     1,076,663
                                                              ----------

FINANCIAL SERVICES--2.21%
       9,200   Federal Home Loan Mortgage Corp. ..........       387,550
      20,000   MBNA Corp. ................................       706,250
                                                              ----------
                                                               1,093,800
                                                              ----------

FOREST PRODUCTS & PAPER--2.09%
       5,900   International Paper Co. ...................       188,062
      18,300   Weyerhaeuser Co. ..........................       847,519
                                                              ----------
                                                               1,035,581
                                                              ----------

INDUSTRIAL PARTS--4.81%
      23,600   Mettler-Toledo International, Inc. ........     1,116,575
      20,306   United Technologies Corp. .................     1,267,856
                                                              ----------
                                                               2,384,431
                                                              ----------

INFORMATION & COMPUTER SERVICES--2.68%
      26,000   Comdisco, Inc. ............................       624,000
      14,800   First Data Corp. ..........................       705,775
                                                              ----------
                                                               1,329,775
                                                              ----------

LEISURE--2.26%
      18,000   Eastman Kodak Co. .........................     1,120,500
                                                              ----------

LIFE INSURANCE--1.57%
      15,000   AXA Financial, Inc. .......................       776,250
                                                              ----------

MEDICAL PRODUCTS--2.37%
       6,700   Baxter International, Inc. ................       557,775
       6,700   Johnson & Johnson .........................       615,981
                                                              ----------
                                                               1,173,756
                                                              ----------

MEDICAL PROVIDERS--1.41%
      20,200   Columbia/HCA Healthcare Corp. .............       696,900
                                                              ----------

MINING & METALS--2.30%
      34,344   Alcoa, Inc. ...............................     1,141,938
                                                              ----------

MOTOR VEHICLES--1.44%
      43,300   Delphi Automotive Systems Corp. ...........       711,744
                                                              ----------

OIL REFINING--0.55%
      10,500   Conoco, Inc. ..............................       274,313
                                                              ----------

PAINEWEBBER TAX-MANAGED EQUITY FUND


PORTFOLIO OF INVESTMENTS                                      AUGUST 31, 2000

  NUMBER OF
   SHARES                                                        VALUE
  ----------                                                  ----------
COMMON STOCKS--(CONCLUDED)
OIL SERVICES--7.41%
      20,000   BJ Services Co.* ..........................    $1,340,000
      18,500   Cooper Cameron Corp.*(1) ..................     1,439,531
      16,800   Halliburton Co. ...........................       890,400
                                                              ----------
                                                               3,669,931
                                                              ----------

OTHER INSURANCE--1.16%
      19,700   Allstate Corp. ............................       572,531
                                                              ----------

PUBLISHING--2.95%
       8,000   Dow Jones & Co., Inc. .....................       500,500
       9,000   Knight-Ridder, Inc. .......................       491,625
      12,000   New York Times Co., Class A ...............       470,250
                                                              ----------
                                                               1,462,375
                                                              ----------

SECURITIES & ASSET MANAGEMENT--6.23%
      12,300   Lehman Brothers Holdings, Inc. ............     1,783,500
       9,000   Merrill Lynch & Co., Inc. .................     1,305,000
                                                              ----------
                                                               3,088,500
                                                              ----------

  NUMBER OF
   SHARES                                                        VALUE
  ----------                                                  ----------
SEMICONDUCTOR--2.55%
       6,400   Intel Corp. ...............................    $  479,200
      11,700   Texas Instruments, Inc. ...................       783,169
                                                              ----------
                                                               1,262,369
                                                              ----------

SPECIALTY RETAIL--2.25%
      24,000   Circuit City Stores, Inc. .................       622,500
      11,000   Lowe's Companies, Inc. ....................       492,938
                                                              ----------
                                                               1,115,438
                                                              ----------

WIRELESS TELECOMMUNICATIONS--1.05%
      11,900   Verizon Communications ....................       519,138
                                                              ----------
Total Common Stocks (cost--$36,739,135) ..................    46,413,344
                                                              ----------

  PRINCIPAL
   AMOUNT
    (000)                                                                      MATURITY DATES       INTEREST RATES
 ----------                                                                    --------------       ---------------
U.S. AGENCY OBLIGATION--3.03%
$     1,500   Federal Home Loan Bank (cost--$1,500,000) .......................   09/01/00             6.400%@           1,500,000
                                                                                                                       -----------

REPURCHASE AGREEMENT--3.36%

      1,665   Repurchase agreement dated 08/31/00 with SG Cowen Corporation, collateralized by $1,726,000 U.S. Treasury Bills, 5.970% due
              11/30/00 (value$1,698,384); proceeds: $1,665,305
              (cost--$1,665,000) ..............................................   09/01/00             6.600             1,665,000
                                                                                                                       -----------
Total Investments (cost--$39,904,135)--100.07% ................................                                         49,578,344
Liabilities in excess of other assets--(0.07)% ................................                                            (33,518)
                                                                                                                       -----------
Net Assets--100.00% ...........................................................                                        $49,544,826
                                                                                                                       ===========

---------------------
*       Non-Income producing security.
ADR     American Depositary Receipt.
@       Interest rate shown is discount rate at date of purchase.
(1)     Security, or portion thereof, was on loan at August 31, 2000.


                 See accompanying notes to financial statements                9

PAINEWEBBER TAX-MANAGED EQUITY FUND



STATEMENT OF ASSETS AND LIABILITIES                              AUGUST 31, 2000

ASSETS
Investments in securities, at value (cost--$39,904,135) ..........................................  $ 49,578,344
Investment of cash collateral received for securities loaned, at value (cost--$1,698,700) ........     1,698,700
Cash .............................................................................................           293
Dividends and interest receivable ................................................................        97,898
Receivable for investments sold ..................................................................        97,547
Receivable for shares of beneficial interest sold ................................................        15,000
Other assets .....................................................................................        38,769
                                                                                                    ------------
Total assets .....................................................................................    51,526,551
                                                                                                    ------------

LIABILITIES
Collateral for securities loaned .................................................................     1,698,700
Payable for shares of beneficial interest repurchased ............................................        78,356
Payable to affiliates ............................................................................        63,565
Accrued expenses and other liabilities ...........................................................       141,104
                                                                                                    ------------
Total liabilities ................................................................................     1,981,725
                                                                                                    ------------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding (unlimited amount authorized) .........    42,104,876
Accumulated net investment loss ..................................................................       (89,050)
Accumulated net realized loss from investment transactions .......................................    (2,145,209)
Net unrealized appreciation of investments .......................................................     9,674,209
                                                                                                    ------------
Net assets .......................................................................................  $ 49,544,826
                                                                                                    ============
CLASS A:
Net assets .......................................................................................  $ 13,552,019
                                                                                                    ------------
Shares outstanding ...............................................................................       915,549
                                                                                                    ------------
Net asset value and redemption value per share ...................................................        $14.80
                                                                                                          ======
Maximum offering price per share (net asset value plus sales charge of 4.50% of offering price) ..        $15.50
                                                                                                          ======

CLASS B:
Net assets .......................................................................................  $ 22,461,968
                                                                                                    ------------
Shares outstanding ...............................................................................     1,531,641
                                                                                                    ------------
Net asset value and offering price per share .....................................................        $14.67
                                                                                                          ======

CLASS C:
Net assets .......................................................................................  $ 13,250,447
                                                                                                    ------------
Shares outstanding ...............................................................................       903,438
                                                                                                    ------------
Net asset value and offering price per share .....................................................        $14.67
                                                                                                          ======
CLASS Y:
Net assets .......................................................................................  $    280,392
                                                                                                    ------------
Shares outstanding ...............................................................................        19,006
                                                                                                    ------------
Net asset value, offering price and redemption value per share ...................................        $14.75
                                                                                                          ======


                    See accompanying notes to financial statements

PAINEWEBBER TAX-MANAGED EQUITY FUND


STATEMENT OF OPERATIONS

                                                                                                      FOR THE
                                                                                                     YEAR ENDED
                                                                                                   AUGUST 31, 2000
                                                                                                   ---------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $3,645) ..........................................  $    640,451
Interest ........................................................................................       339,592
                                                                                                   ------------
                                                                                                        980,043
                                                                                                   ------------

EXPENSES:
Investment advisory and administration fees .....................................................       412,174
Service fees--Class A ...........................................................................        38,594
Service and distribution fees--Class B ..........................................................       233,881
Service and distribution fees--Class C ..........................................................       159,238
Legal and audit .................................................................................        86,196
Reports and notices to shareholders .............................................................        71,900
Transfer agency and service fees ................................................................        53,069
State registration fees .........................................................................        33,379
Custody and accounting ..........................................................................        32,961
Trustees' fees ..................................................................................        10,500
Other expenses ..................................................................................        24,656
                                                                                                   ------------
                                                                                                      1,156,548
Less: Fee waivers from adviser ..................................................................       (19,002)
                                                                                                   ------------
Net expenses ....................................................................................     1,137,546
                                                                                                   ------------
Net investment loss .............................................................................      (157,503)
                                                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized loss from investment transactions ..................................................    (2,088,739)
Net change in unrealized appreciation/depreciation of investments ...............................     4,975,363
                                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT TRANSACTIONS ...................................     2,886,624
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............................................  $  2,729,121
                                                                                                   ============


                    See accompanying notes to financial statements

PAINEWEBBER TAX-MANAGED EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    FOR THE PERIOD
                                                                                     FOR THE       DECEMBER 14, 1998+
                                                                                   YEAR ENDED           THROUGH
                                                                                 AUGUST 31, 2000    AUGUST 31, 1999
                                                                                 ---------------  ------------------
FROM OPERATIONS:
Net investment loss ...........................................................   $  (157,503)        $   (26,606)
Net realized loss from investment transactions ................................    (2,088,739)            (41,636)
Net change in unrealized appreciation/depreciation of investments .............     4,975,363           4,698,846
                                                                                  -----------         -----------
Net increase in net assets resulting from operations ..........................     2,729,121           4,630,604
                                                                                  -----------         -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class A ................................................       (61,467)              -
Net investment income--Class Y ................................................          (948)              -
Net realized gains from investment transactions--Class A ......................        (4,222)              -
Net realized gains from investment transactions--Class B ......................        (6,167)              -
Net realized gains from investment transactions--Class C ......................        (4,603)              -
Net realized gains from investment transactions--Class Y ......................           (42)              -
                                                                                  -----------         -----------
Total dividends and distributions to shareholders .............................       (77,449)              -
                                                                                  -----------         -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ..........................................     7,232,231          64,523,463
Cost of shares repurchased ....................................................   (21,736,167)         (7,827,159)
Proceeds from dividends reinvested ............................................        70,132               -
                                                                                  -----------         -----------
Net increase (decrease) in net assets from beneficial interest transactions ...   (14,433,804)         56,696,304
                                                                                  -----------         -----------
Net increase (decrease) in net assets .........................................   (11,782,132)         61,326,908

NET ASSETS:
Beginning of period ...........................................................    61,326,958                  50
                                                                                  -----------         -----------
End of period .................................................................   $49,544,826         $61,326,958
                                                                                  ===========         ===========

------------------------------

+  Commencement of operations.


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    PaineWebber Tax-Managed Equity Fund (the "Fund") is a diversified series of PaineWebber Managed Investments Trust (the "Trust"). The Trust was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to maximize after-tax total return.

    Currently, the Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    VALUATION OF INVESTMENTS--The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. the investment adviser and administrator of the Fund ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), a wholly owned subsidiary of PaineWebber Group Inc. ("PW Group"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

    REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

    Income, expenses (excluding class specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class specific expenses are charged directly to the applicable class of shares.

    DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

    The Trust's board of trustees has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.75% of the Fund's average daily net assets. For the year ended August 31, 2000, Mitchell Hutchins has voluntarily undertaken to waive a portion of advisory fees and reimburse a portion of other expenses when necessary to maintain the Fund's total annual operating expenses at a level not to exceed 1.62%, 2.37%, 2.37% and 1.37% of the Fund's average daily net assets for Class A, Class B, Class C and Class Y shares, respectively. At August 31, 2000, the Fund owed Mitchell Hutchins $30,945 in investment advisory and administration fees.

    For the year ended August 31, 2000, the Fund paid $3,318 in commissions to PaineWebber for transactions executed on behalf of the Fund.

    On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in the fourth quarter of 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

DISTRIBUTION PLANS

    Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of up to 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares. At August 31, 2000, the Fund owed Mitchell Hutchins $32,546 in service and distribution fees.

    Mitchell Hutchins also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the year ended August 31, 2000, it earned $256,701 in sales charges.

TRANSFER AGENCY RELATED SERVICE FEES

    PaineWebber provides transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc., the Fund's transfer agent, and is compensated for these services by PFPC, Inc., not the Fund. For the year ended August 31, 2000, PaineWebber received approximately 48% of the total transfer agency service fees collected by PFPC, Inc. from the Fund.

SECURITY LENDING

    The Fund may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended August 31, 2000, the Fund earned $2,042 for lending its securities. The Fund's lending agent is PaineWebber, which received $737 in compensation in that capacity from the Fund for the year ended August 31, 2000. At August 31, 2000, the Fund owed PaineWebber $74 in compensation.

    As of August 31, 2000, the Fund held cash and/or cash equivalents having an aggregate value of $1,698,700 as collateral for portfolio securities loaned having a market value of $1,620,750 which was invested in the following money market funds:

 NUMBER OF
  SHARES                                                                                               VALUE
-----------                                                                                        -------------
   274,014   AIM Liquid Assets Portfolio .......................................................     $  274,014
     8,745   AIM Prime Portfolio ...............................................................          8,745
 1,415,941   Mitchell Hutchins Private Money Market Fund LLC ...................................      1,415,941
                                                                                                     ----------
             Total Investments of Cash Collateral for Securities Loaned (cost--$1,698,700) .....     $1,698,700
                                                                                                     ==========

BANK LINE OF CREDIT

    The Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purchases. In connection therewith, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Fund in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended August 31, 2000, the Fund did not borrow under the Facility.

INVESTMENTS IN SECURITIES

    For federal income tax purposes, the cost of securities owned at August 31, 2000, was substantially the same as the cost of securities for financial statement purposes.

    At August 31, 2000, the components of net unrealized appreciation of investments were as follows:

       Gross appreciation (investments having an excess of value over cost) ...............  $11,236,852
       Gross depreciation (investments having an excess of cost over value) ...............   (1,562,643)
                                                                                             -----------
       Net unrealized appreciation of investments .........................................  $ 9,674,209
                                                                                             ===========

    For the year ended August 31, 2000, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $37,715,090 and $45,563,620, respectively.

FEDERAL TAX STATUS

    The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year, substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to any federal excise tax.

    At August 31, 2000, the Fund had a net capital loss carryforward of $220,008 which will expire by 2008. The loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable those gains will not be distributed. In accordance with U.S. Treasury Regulations, the Fund has elected to defer $1,925,202 of realized capital losses arising after October 31, 1999. Such losses are treated for tax purposes as arising on September 1, 2000.

    To reflect reclassifications arising from permanent "book/tax" differences for the year ended August 31, 2000, the Fund's accumulated net realized loss was decreased by $200, accumulated net investment loss was decreased by $157,474 and beneficial interest was decreased by $157,674. Permanent book/tax differences are primarily attributable to net operating losses.

NOTES TO FINANCIAL STATEMENTS(CONCLUDED)


BENEFICIAL INTEREST

    There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                              CLASS A                  CLASS B                  CLASS C               CLASS Y
                                        ---------------------   ---------------------  -----------------------   -----------------
                                         SHARES     AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT      SHARES    AMOUNT
                                       ---------  -----------   --------  -----------   --------   -----------   -------  --------
FOR THE YEAR ENDED
  AUGUST 31, 2000:
Shares sold ......................        90,260  $ 1,251,438    319,579  $ 4,402,985    101,906   $ 1,392,955    13,579  $184,853
Shares repurchased ...............      (458,127)  (6,348,585)  (511,696)  (7,060,887)  (604,785)   (8,286,345)   (2,982)  (40,350)
Shares converted from
   Class B to Class A ............         7,102       98,435     (7,140)     (98,435)       --           --        --         --
Dividends reinvested .............         4,291       59,006        416        5,699        324         4,437        72       990
                                       ---------  -----------   --------  -----------   --------   -----------   -------  --------
Net increase (decrease) ..........      (356,474) $(4,939,706)  (198,841) $(2,750,638)  (502,555)  $(6,888,953)   10,669  $145,493
                                       =========  ===========   ========  ===========   ========   ===========   =======  ========


FOR THE PERIOD DECEMBER 14, 1998+
  THROUGH AUGUST 31, 1999:

Shares sold ......................     1,532,036  $19,692,976  1,914,198  $24,772,096  1,536,658   $19,939,351     8,336  $119,040
Shares repurchased ...............      (276,011)  (3,793,164)  (167,726)  (2,299,643)  (130,666)   (1,734,352)     --         --
Shares converted from
   Class B to Class A ............        15,997      205,479    (15,991)    (205,479)       --           --        --         --
                                       ---------  -----------   --------  -----------   --------   -----------   -------  --------
Net increase .....................     1,272,022  $16,105,291  1,730,481  $22,266,974  1,405,992   $18,204,999     8,336  $119,040
                                       =========  ===========   ========  ===========   ========   ===========   =======  ========

-----------------

+   Commencement of operations.

PAINEWEBBER TAX-MANAGED EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                          CLASS A
                                                                                         -----------------------------------------
                                                                                            FOR THE             FOR THE PERIOD
                                                                                           YEAR ENDED         DECEMBER 14, 1998+
                                                                                         AUGUST 31, 2000    THROUGH AUGUST 31, 1999
                                                                                         ---------------    -----------------------
Net asset value, beginning of period .................................................      $  13.94                $  12.50
                                                                                            --------                --------
Net investment income (loss) .........................................................          0.03@                   0.04
Net realized and unrealized gains from investments ...................................          0.88@                   1.40
                                                                                            --------                --------
Net increase from investment operations ..............................................          0.91                    1.44
                                                                                            --------                --------
Dividends from net investment income .................................................         (0.05)                     --
Distributions from net realized gains from investments ...............................            --++                    --
                                                                                            --------                --------
Total dividends and distributions to shareholders ....................................         (0.05)                     --
                                                                                            --------                --------
Net asset value, end of period .......................................................      $  14.80                $  13.94
                                                                                            ========                ========
Total investment return(1) ...........................................................          6.58%                  11.52%
                                                                                            ========                ========
Ratios/Supplemental data:
Net assets, end of period (000's) ....................................................       $13,552                 $17,728
Expenses to average net assets, net of waivers from adviser ..........................          1.53%                   1.62%*
Expenses to average net assets, before waivers from adviser ..........................          1.56%                   1.87%*
Net investment income (loss) to average net assets, net of waivers from adviser ......          0.26%                   0.43%*
Net investment income (loss) to average net assets, before waivers from adviser ......          0.23%                   0.18%*
Portfolio turnover ...................................................................            77%                     47%

-----------------------------
*    Annualized.
+    Commencement of operations.
@    Calculated using the average shares outstanding for the year.
++ The fund paid a distribution of less than $.005 for the year ended August 31, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized.

PAINEWEBBER TAX-MANAGED EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                       CLASS B
                                                                                         -----------------------------------------
                                                                                             FOR THE           FOR THE PERIOD
                                                                                           YEAR ENDED        DECEMBER 14, 1998+
                                                                                         AUGUST 31, 2000   THROUGH AUGUST 31, 1999
                                                                                         ---------------   -----------------------
Net asset value, beginning of period .................................................        $  13.86            $  12.50
                                                                                              --------            --------
Net investment income (loss) .........................................................           (0.07)@             (0.03)
Net realized and unrealized gains from investments ...................................            0.88@               1.39
                                                                                              --------            --------
Net increase from investment operations ..............................................            0.81                1.36
                                                                                              --------            --------
Dividends from net investment income .................................................              --                  --
Distributions from net realized gains from investments ...............................              --++                --
                                                                                              --------            --------
Total dividends and distributions to shareholders ....................................              --                  --
                                                                                              --------            --------
Net asset value, end of period .......................................................        $  14.67            $  13.86
                                                                                              ========            ========
Total investment return(1) ...........................................................            5.87%              10.88%
                                                                                              ========            ========
Ratios/Supplemental data:
Net assets, end of period (000's) ....................................................         $22,462             $23,990
Expenses to average net assets, net of waivers from adviser ..........................            2.29%               2.37%*
Expenses to average net assets, before waivers from adviser ..........................            2.33%               2.57%*
Net investment income (loss) to average net assets, net of waivers from adviser ......           (0.52)%             (0.31)%*
Net investment income (loss) to average net assets, before waivers from adviser ......           (0.56)%             (0.51)%*
Portfolio turnover ...................................................................              77%                 47%

                                                                                                      CLASS C
                                                                                         ---------------------------------------
                                                                                            FOR THE         FOR THE PERIOD
                                                                                          YEAR ENDED      DECEMBER 14, 1998+
                                                                                         AUGUST 31, 2000 THROUGH AUGUST 31, 1999
                                                                                         --------------- -----------------------
Net asset value, beginning of period .................................................        $  13.86             $  12.50
                                                                                              --------             --------
Net investment income (loss) .........................................................           (0.07)@              (0.02)
Net realized and unrealized gains from investments ...................................            0.88@                1.38
                                                                                              --------             --------
Net increase from investment operations ..............................................            0.81                 1.36
                                                                                              --------             --------
Dividends from net investment income .................................................              --                   --
Distributions from net realized gains from investments ...............................              --++                 --
                                                                                              --------             --------
Total dividends and distributions to shareholders ....................................              --                   --
                                                                                              --------             --------
Net asset value, end of period .......................................................        $  14.67             $  13.86
                                                                                              ========             ========
Total investment return(1) ...........................................................            5.87%               10.88%
                                                                                              ========             ========
Ratios/Supplemental data:
Net assets, end of period (000's) ....................................................         $13,250              $19,493
Expenses to average net assets, net of waivers from adviser ..........................            2.29%                2.37%*
Expenses to average net assets, before waivers from adviser ..........................            2.32%                2.56%*
Net investment income (loss) to average net assets, net of waivers from adviser ......           (0.50)%              (0.31)%*
Net investment income (loss) to average net assets, before waivers from adviser ......           (0.53)%              (0.50)%*
Portfolio turnover ...................................................................              77%                  47%

                                                                                                         CLASS Y
                                                                                         ---------------------------------------
                                                                                            FOR THE         FOR THE PERIOD
                                                                                           YEAR ENDED      DECEMBER 14, 1998+
                                                                                         AUGUST 31, 2000 THROUGH AUGUST 31, 1999
                                                                                         --------------- -----------------------
Net asset value, beginning of period .................................................         $13.88               $12.50
                                                                                               ------               ------
Net investment income (loss) .........................................................           0.07@                0.01
Net realized and unrealized gains from investments ...................................           0.88@                1.37
                                                                                               ------               ------
Net increase from investment operations ..............................................           0.95                 1.38
                                                                                               ------               ------
Dividends from net investment income .................................................          (0.08)                  --
Distributions from net realized gains from investments ...............................             --++                 --
                                                                                               ------               ------
Total dividends and distributions to shareholders ....................................          (0.08)                  --
                                                                                               ------               ------
Net asset value, end of period .......................................................         $14.75               $13.88
                                                                                               ======               ======
Total investment return(1) ...........................................................           6.89%               11.04%
                                                                                               ======               ======
Ratios/Supplemental data:
Net assets, end of period (000's) ....................................................        $   280              $   116
Expenses to average net assets, net of waivers from adviser ..........................           1.29%                1.37%*
Expenses to average net assets, before waivers from adviser ..........................           1.31%                1.47%*
Net investment income (loss) to average net assets, net of waivers from adviser ......           0.52%                0.84%*
Net investment income (loss) to average net assets, before waivers from adviser ......           0.50%                0.74%*
Portfolio turnover ...................................................................             77%                  47%

PAINEWEBBER TAX-MANAGED EQUITY FUND


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Trustees and Shareholders of
PaineWebber Tax-Managed Equity Fund


    We have audited the accompanying statement of assets and liabilities of the PaineWebber Tax-Managed Equity Fund (the "Fund"), including the portfolio of investments, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended August 31, 2000 and for the period December 14, 1998 (commencement of operations) through August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned at August 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              /s/ Ernst & Young LLP

New York, New York
October 17, 2000

PAINEWEBBER TAX-MANAGED EQUITY FUND

TAX INFORMATION(UNAUDITED)

    We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (August 31, 2000), as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the PaineWebber Tax-Managed Equity Fund were taxable and are derived from the following sources:

    PER SHARE DATA:                                    CLASS A   CLASS B    CLASS C   CLASS Y
                                                       -------   -------    -------   -------
    Net investment income ...........................  $0.0495     N/A        N/A     $0.0768
    Short-term capital gains ........................  $0.0034   $0.0034    $0.0034   $0.0034

    The distributions paid did not qualify for the dividend received deduction available to corporate shareholders.

    Dividends received by tax-exempt recipients need not be reported as taxable income. Some retirement trusts (e.g., corporate Keogh and 403(b)(7) plans) may need this information for their annual reporting.

    Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The second notification, which reflects the amount to be used by calendar year taxpayers on their federal income tax returns, is made in conjunction with Form 1099 DIV and will be mailed in January 2001. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------
TRUSTEES
E. Garrett Bewkes, Jr.
CHAIRMAN

Margo N. Alexander
Richard Q. Armstrong
Richard R. Burt
Meyer Feldberg
George W. Gowen
Frederic V. Malek
Carl W. Schafer
Brian M. Storms

PRINCIPAL OFFICERS

Margo N. Alexander
PRESIDENT

Dianne E. O'Donnell
VICE PRESIDENT AND SECRETARY

Paul H. Schubert
VICE PRESIDENT AND TREASURER

Amy R. Doberman
VICE PRESIDENT

INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019




A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THIS REPORT IS NOT TO BE USED IN CONJUNCTION WITH THE OFFERING OF SHARES OF THE FUND UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

PaineWebber offers a family of 26 funds
which encompass a diversified range of
investment goals.

                                                   PaineWebber


BOND FUNDS
-  High Income Fund
-  Investment Grade Income Fund
-  Low Duration U.S. Government Income Fund
-  Strategic Income Fund
-  U.S. Government Income Fund

TAX-FREE BOND FUNDS
-  California Tax-Free Income Fund
-  Municipal High Income Fund
-  National Tax-Free Income Fund
-  New York Tax-Free Income Fund

STOCK FUNDS
-  Enhanced S&P 500 Fund
-  Enhanced Nasdaq-100 Fund
-  Financial Services Growth Fund
-  Growth Fund n Growth and Income Fund
-  Mid Cap Fund n Small Cap Fund
-  S&P 500 Index Fund n Strategy Fund
-  Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS
-  Balanced Fund
-  Tactical Allocation Fund

GLOBAL FUNDS
-  Asia Pacific Growth Fund
-  Emerging Markets Equity Fund
-  Global Equity Fund
-  Global Income Fund

PAINEWEBBER MONEY MARKET FUND


                                                              ANNUAL REPORT
                                                        ------------------------
                                                        TAX-MANAGED
                                                        EQUITY FUND
         PAINEWEBBER
-C-2000 PaineWebber Incorporated
       All rights reserved

                                                            AUGUST 31, 2000